 Exhibit 99a.

 SEGMENT RESULTS (Restated)
 J.P.  Morgan & Co. Incorporated

The following table presents our current management reporting structure. Results have been restated for all periods, reflecting recent organization changes. Principal changes include the combination of our Credit Markets and Credit Portfolio segments into a single Credit Markets segment. In addition, revenue and expense allocations between Investment Banking and the other segments, primarily Equities and Credit Markets, have been changed to reflect the new organization. Our consolidated results were not impacted.

-------------------------------------------------------------------------------------------------------------------------------
                               First Quarter  Fourth Quarter   Third Quarter  Second Quarter   First Quarter   Fourth Quarter
                                        2000            1999            1999            1999            1999             1998
 REVENUES

 Investment Banking                     $452            $381            $366            $409            $327            $328
 Equities                                584             372             252             385             255             143
 Interest Rate and Currency Markets      489             479             321             560             649             474
 Credit Markets                          550             423             425             496             831             135
 Asset Management Services               407             353             350             343             309             278
 Equity Investments                      153             313             341               6             (14)             42
 Proprietary Positioning                 188            (127)              6              23             127             203
 Corporate                                13              (5)            (76)            (31)              7             (99)
                                   --------------------------------------------------------------------------------------------
 CONSOLIDATED                          2,836           2,189           1,985            2,191          2,491           1,504
                                   --------------------------------------------------------------------------------------------

 EXPENSES

 Investment Banking                      409             375             292             309             292             257
 Equities                                261             203             168             192             186             161
 Interest Rate and Currency Markets      334             264             288             321             359             311
 Credit Markets                          262             219             153             215             265             194
 Asset Management Services               303             320             276             268             257             267
 Equity Investments                       45              66              52              13              14               9
 Proprietary Positioning                  56              40              37              43              32              42
 Corporate Items                         185             (70)             75              56             162             150
                                   --------------------------------------------------------------------------------------------
 CONSOLIDATED                          1,855           1,417           1,341           1,417           1,567           1,391
                                   --------------------------------------------------------------------------------------------
 PRETAX INCOME

 Investment Banking                       43               6             74              100              35              71
 Equities                                323             169             84              193              69             (18)
 Interest Rate and Currency Markets      155             215             33              239             290             163
 Credit Markets                          288             204            272              281             566             (59)
 Asset Management Services               104              33             74               75              52              11
 Equity Investments                      108             247            289               (7)            (28)             33
 Proprietary Positioning                 132            (167)           (31)             (20)             95             161
 Corporate Items                        (172)             65           (151)             (87)           (155)           (249)
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                            981             772            644              774             924             113
                                   ------------------------------------------------------------------------------------------------
 PRETAX EVA

 Investment Banking                       16             (18)            50               75              13              49
 Equities                                281             130             51              152              38             (50)
 Interest Rate and Currency Markets       32              90            (65)             135             185              49
 Credit Markets                          160              59            135               94             380            (266)
 Asset Management Services                83              14             56               56              35              (3)
 Equity Investments                       78             192            164               (1)            (59)             19
 Proprietary Positioning                 150             (61)          (193)             (96)            (93)           (283)
 Corporate Items                        (240)             47            (97)            (108)            (53)            130
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                            560             453            101              307             446            (355)
                                   ------------------------------------------------------------------------------------------------
 AVERAGE REQUIRED ECONOMIC CAPITAL

 Investment Banking                      639             581            517              563             483             489
 Equities                                732             766            524              740             528             566
 Interest Rate and Currency Markets    1,732           1,979          2,012            2,017           2,098           2,245
 Credit Markets                        3,701           3,402          3,716            4,225           4,733           6,317
 Asset Management Services               530             545            565              556             539             551
 Equity Investments                    1,882           1,783          1,488            1,365           1,278           1,178
 Proprietary Positioning                 496             952          1,503            1,234           3,595           6,293
 Corporate Items                      (1,198)         (1,020)        (1,122)          (1,239)         (1,586)         (1,691)
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                          8,514           8,988          9,203            9,461          11,668          15,948
                                   ------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Third Quarter    Second Quarter   First Quarter         Full Year   Full Year    Full Year
                                           1998            1998            1998              1999        1998          1997
 REVENUES

 Investment Banking                        $267            $312            $311             $1,483      $1,218          $958
 Equities                                   119             204             102              1,264         568           331
 Interest Rate and Currency Markets         353             620             617              2,009       2,064         1,770
 Credit Markets                             (83)            397             483              2,175         932         1,486
 Asset Management Services                  295             305             286              1,355       1,164         1,107
 Equity Investments                         167             109              28                646         346           413
 Proprietary Positioning                    129              88             243                 29         663           894
 Corporate                                   54             118             (73)              (105)          -           261
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                              1,301          2,153           1,997              8,856       6,955         7,220
                                   ------------------------------------------------------------------------------------------------
 EXPENSES

 Investment Banking                         231             239             255              1,268         982           946
 Equities                                   126             188             156                749         631           553
 Interest Rate and Currency Markets         280             340             352              1,232       1,283         1,277
 Credit Markets                              87             215             251                852         747           720
 Asset Management Services                  273             288             272              1,121       1,100         1,043
 Equity Investments                          15              15              10                145          49            48
 Proprietary Positioning                     35              40              40                152         157           154
 Corporate Items                             52              91             296                223         589           325
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                             1,099           1,416           1,632              5,742       5,538         5,066
                                   ------------------------------------------------------------------------------------------------
 PRETAX INCOME

 Investment Banking                          36              73              56                215         236            12
 Equities                                    (7)             16             (54)               515         (63)         (222)
 Interest Rate and Currency Markets          73             280             265                777         781           493
 Credit Markets                            (170)            182             232              1,323         185           766
 Asset Management Services                   22              17              14                234          64            64
 Equity Investments                         152              94              18                501         297           365
 Proprietary Positioning                     94              48             203               (123)        506           740
 Corporate Items                              2              27            (369)              (328)       (589)          (64)
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                               202             737             365              3,114       1,417         2,154
                                   ------------------------------------------------------------------------------------------------
 PRETAX EVA

 Investment Banking                          11              49              30                120         139           (88)
 Equities                                   (42)            (19)            (87)               371        (198)         (344)
 Interest Rate and Currency Markets         (33)            169             145                345         330           138
 Credit Markets                            (435)            (96)            (83)               668        (880)         (124)
 Asset Management Services                    6               -               -                161           3            (7)
 Equity Investments                          78              60             (14)               296         143           194
 Proprietary Positioning                     31             (31)             97               (443)       (186)          308
 Corporate Items                            144               3             (35)              (211)        242           (67)
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                              (240)            135              53              1,307        (407)           10
                                   ------------------------------------------------------------------------------------------------
 AVERAGE REQUIRED ECONOMIC CAPITAL

 Investment Banking                         550             524             577                535         535           511
 Equities                                   517             597             515                640         549           469
 Interest Rate and Currency Markets       1,976           2,067           2,263              2,027       2,138         1,484
 Credit Markets                           6,283           6,750           7,334              4,019       6,629         6,989
 Asset Management Services                  562             556             552                544         555           549
 Equity Investments                       1,116           1,256           1,253              1,479       1,201         1,353
 Proprietary Positioning                  1,710           1,120             986              1,821       2,527           876
 Corporate Items                         (1,357)         (1,422)         (1,626)            (1,235)     (1,798)       (2,846)
                                   ------------------------------------------------------------------------------------------------
 CONSOLIDATED                            11,357          11,448          11,854              9,830      12,336         9,385
                                   ------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                      Full Year
                                         1996
 REVENUES

 Investment Banking                     $777
 Equities                                337
 Interest Rate and Currency Markets    1,495
 Credit Markets                        1,587
 Asset Management Services               969
 Equity Investments                      270
 Proprietary Positioning                 934
 Corporate                               486
                                   ----------
 CONSOLIDATED                          6,855
                                   ----------
 EXPENSES

 Investment Banking                      804
 Equities                                404
 Interest Rate and Currency Markets    1,134
 Credit Markets                          627
 Asset Management Services               821
 Equity Investments                       38
 Proprietary Positioning                 137
 Corporate Items                         558
                                   ----------
 CONSOLIDATED                          4,523
                                   ----------
 PRETAX INCOME

 Investment Banking                      (27)
 Equities                                (67)
 Interest Rate and Currency Markets      361
 Credit Markets                          960
 Asset Management Services               148
 Equity Investments                      232
 Proprietary Positioning                 797
 Corporate Items                         (72)
                                   ----------
 CONSOLIDATED                          2,332
                                   ----------

 PRETAX EVA

 Investment Banking                      *
 Equities                                *
 Interest Rate and Currency Markets      *
 Credit Markets                          *
 Asset Management Services               *
 Equity Investments                      *
 Proprietary Positioning                 *
 Corporate Items                         *
                                   ----------
 CONSOLIDATED                            *
                                   ----------
 AVERAGE REQUIRED ECONOMIC CAPITAL

 Investment Banking                       *
 Equities                                 *
 Interest Rate and Currency Markets       *
 Credit Markets                           *
 Asset Management Services                *
 Equity Investments                       *
 Proprietary Positioning                  *
 Corporate Items                          *
                                   ----------
 CONSOLIDATED                             *
                                   ----------


 * Amount not calculated.